UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549


                                FORM 8-K


                              CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934

                              Date of Report: March 7,2005
           (Date of Earliest Event Reported):(March 7,2005)


                         Berry Petroleum Company
           (Exact Name of Registrant as Specified in Charter)


           Delaware              1--9735            77-0079387
        (State or Other     (Commission File       (IRS Employer
         Jurisdiction            Number)        Identification No.)
       of Incorporation)


          5201 Truxtun Avenue, Suite 300            93309
                 Bakersfield, CA
     (Address of Principal Executive Offices)    (Zip Code)


 Registrant's Telephone Number, Including Area Code: (661) 616-3900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.  Results of Operations and Financial Condition

    On March 7, 2005, Berry Petroleum Company issued a news release announcing its financial results for its fourth fiscal quarter and year ended December 31, 2004. The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.1.

     The information in this Current Report on Form 8-K and Exhibit 99.1 is being furnished and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.



Item 9.01. Financial Statements and Exhibits

   (c)    Exhibits

   99.1 Press release dated March 7, 2005 announcing the Registrant's financial results for the quarter and year ended December 31, 2004.






                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           BERRY PETROLEUM COMPANY


Date:  March 7, 2005  By:  /s/ Kenneth A. Olson
                               Kenneth A. Olson
                               Corporate Secretary